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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  September 10, 1998


                           SCHEIN PHARMACEUTICAL, INC.
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                 (State or other jurisdiction of incorporation)

              1-14019                               11-2726505
     ------------------------          ---------------------------------
     (Commission File Number)          (IRS Employer Identification No.)

                                100 Campus Drive
                         Florham Park, New Jersey 07932
                    (Address of principal executive offices)

                                 (973) 593-5500
               --------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5. Other Events

         On September 10, 1998, Schein Pharmaceutical, Inc. ("SCHEIN") reported that the Federal Food and Drug Administration ("FDA") had filed a seizure action against all products manufactured by Schein's Steris Laboratories, Inc. subsidiary and which are in Schein's possession.


         A copy of SCHEIN's press release is attached to this Form 8-K as an Exhibit and is incorporated herein by reference.



Item 7.   Exhibits

          Exhibit 99            Press Release dated September 10, 1998

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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              SCHEIN PHARMACEUTICAL, INC.


                              DARIUSH ASHRAFI
                           By:-------------------------------------
                              Dariush Ashrafi
                              Executive Vice President and
                              Chief Financial Officer

Dated: September 11, 1998
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                                INDEX TO EXHIBIT


Exhibit No.              Description
----------               -----------

99                       Press Release dated September 10, 1998